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                                                                   Exhibit 10.14

                                     FORM OF
                            INDEMNIFICATION AGREEMENT

THIS AGREEMENT is made on the ___ day of _____________, 2006.

BETWEEN:

RAM Holdings Ltd., a limited liability company incorporated under the laws of Bermuda with its registered office located at Clarendon House, 2 Church Street, Hamilton 11, Bermuda (the "Company"); and

__________ of __________ ("Indemnitee").

WHEREAS Indemnitee is a director and/or officer of the Company;

WHEREAS highly skilled and competent persons are becoming reluctant to serve public companies as directors or officers unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of such companies;

WHEREAS uncertainties relating to indemnification increase the difficulty of attracting and retaining such persons;

WHEREAS the Board has determined that an inability to attract and retain such persons is detrimental to the best interests of the Company and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify Indemnitee to the fullest extent permitted by Bermuda law so that Indemnitee will serve or continue to serve the Company free from undue concern that Indemnitee will not be so indemnified; and

WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified.

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.   INTERPRETATION

1.1 In this Agreement unless the context otherwise requires, the following words and expressions shall have the following meanings:

"Agreement"                means this Indemnification Agreement;

"Board"                    means the board of directors of the Company;

"Business Day"             means any day on which banks in Bermuda and New York
                           City are open for business;

"Companies Act"            means the Companies Act 1981;

"Corporate Status"         means the status of a person who is or was a
                           director, officer, employee, agent or fiduciary of
                           the Company or any other Group Company, or is or was
                           serving at the request of the Company as a director,
                           officer, employee, agent or fiduciary of any other
                           company, corporation, partnership, limited liability
                           company, joint venture, trust, employee benefit plan
                           or other entity or enterprise;

"Court"                    means the Supreme Court of Bermuda;

"Disinterested Director"   means a director of the Company who is not or was not
                           a party to a Proceeding in respect of which
                           indemnification is sought by Indemnitee;

"Group Companies"          means the Company, Holdings II and each subsidiary of
                           the Company (wherever incorporated or organized);

"Holdings II"              means RAM Holdings II Ltd., a limited liability
                           company incorporated under the laws of Bermuda and
                           its successors and assigns;

"Independent Counsel"      means a law firm or a member of a law firm that
                           neither is presently nor in the past five years has
                           been retained to represent: (i) the Company or
                           Indemnitee in any matter material to either such
                           party, or (ii) any other party to the Proceeding
                           giving rise to a claim for indemnification hereunder;
                           provided that notwithstanding the foregoing, the term
                           "Independent Counsel" shall not include any person
                           who, under the applicable standards of professional
                           conduct then prevailing, would have a conflict of
                           interest in representing either the Company or
                           Indemnitee in an action to determine Indemnitee's
                           right to indemnification under this Agreement;

"Parties"                  means the parties to this Agreement collectively, and
                           "Party" means any one of them; and


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
"Proceeding"               means any action, suit, arbitration, alternate
                           dispute resolution mechanism, investigation,
                           administrative hearing or any other proceeding
                           whether civil, criminal, administrative or
                           investigative and whether formal or informal.

1.2  In this Agreement unless the context otherwise requires:

     1.2.1 references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are re-enactments (whether with or without modification);

     1.2.2 references to clauses and schedules are references to clauses hereof and schedules hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs of the schedule in which the reference appears;

     1.2.3 references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine and/or neuter and vice versa; and

     1.2.4 references to persons shall include companies, partnerships, associations and bodies of persons, whether incorporated or unincorporated.

2.   SERVICE

     Indemnitee agrees to continue to serve as a director/officer of the Company at the will of the Company so long as Indemnitee is duly elected and qualified to so serve in accordance with applicable provisions of the Company's Memorandum of Association and Bye-laws or until such earlier time as Indemnitiee tenders his or her resignation in writing. This Agreement does not create or otherwise establish any right on the part of Indemnitee to be and continue to be elected or appointed a director/officer of the Company or any other Group Company and does not create an employment contract between the Company and Indemnitee.

3.   INDEMNITY OF DIRECTORS AND OFFICERS

3.1 Subject to clause 10, the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law if Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed Proceeding, including a Proceeding brought by or in the right of the Company, by reason of the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other company, corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity or enterprise or by reason of anything done or not done by Indemnitee in any such capacity against expenses (including reasonable attorneys' fees and


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     disbursements), judgments, penalties, fines and amounts paid in settlement
     (collectively "Liabilities and Expenses") actually and reasonably incurred by Indemnitee in connection with any such Proceeding (including, but not limited to, the investigation, defense, settlement or appeal thereof).

3.2 Notwithstanding any other provision of this Agreement other than clause 10, Indemnitee shall be indemnified against all Liabilities and Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending any Proceedings referred to in sub-clause 3.1 in which judgment is given in his favour, in which he is acquitted or in respect of which relief is granted to him by the Court under section 281 of the Companies Act.

3.3 Subject to clause 10, for the avoidance of doubt, the Company shall indemnify Indemnitee for such portion of the Liabilities and Expenses that Indemnitee becomes legally obligated to pay in connection with any Proceeding referred to in sub-clause 3.1 in respect of which Indemnitee is entitled to indemnification hereunder, even if Indemnitee is not entitled to indemnification hereunder for the total amount thereof.

3.4 Without limiting the scope of the indemnity provided under any other provision of this Agreement, if Indemnitee has reason to believe that any claim will or might be made against him in respect of any negligence, default, breach of duty or breach of trust, he may apply to the Court for relief pursuant to section 281 of the Companies Act and, to the extent that the Court relieves him, either wholly or partly, from his liability in accordance with section 281 of the Companies Act, Indemnitee shall be indemnified against any liability incurred by him in defending any Proceedings in accordance with paragraph 98(2)(b) of the Companies Act.

4.   INDEMNIFICATION FOR EXPENSES OF A WITNESS

     Subject to clause 10, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness, or otherwise a participant, in any Proceeding, Indemnitee shall be indemnified by the Company against all expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

5.   DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION

5.1 Indemnitee shall request indemnification pursuant to this Agreement by notice in writing to the secretary of the Company. The secretary shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board or such other person or persons empowered to make the determination as provided in sub-clause 5.2 that Indemnitee has made such request for indemnification. Subject to clause 10, upon making such request for indemnification, Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in the making of any determination contrary to such presumption.

5.2 Upon written request by Indemnitee for indemnification pursuant to sub-clause 5.1, a determination shall be made by the following person or persons:


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     5.2.1 the Board, by a majority vote of the Disinterested Directors; or

     5.2.2 if such vote is not obtainable or, even if obtainable, if such Disinterested Directors so direct by majority vote, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; provided that such Independent Counsel shall be selected by the Indemnitee and approved by the Board; or

     5.2.3 upon failure of the Board to so select such Independent Counsel or failure of Indemnitee to so approve such Independent Counsel as set forth in sub-clause 5.2.2 above, then by a majority vote of the shareholders.

5.3 In any event where the determination of whether Indemnitee is entitled to indemnification is not made pursuant to sub-clause 5.2, then such determination shall be made by a single arbitrator pursuant to the rules of Judicial Arbitration and Mediation, Inc. ("JAMS"). Such determination of entitlement to indemnification shall be made not later than 60 days after receipt by the Company of a written request for indemnification, and such period shall not be extended without Indemnitee's consent, which may be withheld by Indemnitee at Indemnitee's sole discretion by reason of the initiation or pendency of any procedure provided for in sub-clause 5.2. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Subject to clause 10, any expenses (including attorneys' fees) incurred by Indemnitee in connection with Indemnitee's request for indemnification hereunder shall be borne by the Company irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person or persons making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such persons may reasonably prorate such partial indemnification among such claims, issues or matters in respect of which indemnification is requested.

6.   ADVANCEMENT OF EXPENSES

     All expenses incurred by Indemnitee (including reasonable attorneys' fees, retainers and advances of disbursements required of Indemnitee) shall be paid by the Company in advance of the final disposition of any Proceeding at the request of Indemnitee as promptly as possible, and in any event within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses incurred by Indemnitee in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses by the Company as provided by this Agreement or otherwise. Subject to clause 10, the Company shall have the burden of proof in any


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     determination under this clause 6. No amounts advanced hereunder shall be deemed an extension of credit by the Company to Indemnitee.

7. REMEDIES OF INDEMNITEE IN CASES OF DETERMINATION NOT TO INDEMNIFY OR TO ADVANCE EXPENSES

7.1 In the event that: (a) a determination is made that Indemnitee is not entitled to indemnification hereunder, (b) if applicable, payment has not been timely made following a determination of entitlement to indemnification pursuant to clause 5 or (c) expenses are not advanced pursuant to clause 6, Indemnitee shall be entitled to apply to the Court or any other court of competent jurisdiction for a determination of Indemnitee's entitlement to such indemnification or advance.

7.2 Alternatively to sub-clause 7.1, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules of JAMS, such award to be made within sixty days following the filing of the demand for arbitration and the Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim; provided, however, if JAMS shall have made a final determination with respect to Indemnitee's entitlement to indemnification pursuant to sub-clause 5.3, Indemnitee shall not be entitled to any right to appeal such determination through JAMS or any other arbitration or mediation service.

7.3 A judicial Proceeding or arbitration pursuant to this clause 7 shall be made de novo and Indemnitee shall not be prejudiced by reason of any determination, if applicable, otherwise made hereunder (if so made) that Indemnitee is not entitled to indemnification. Subject to clause 10, if a determination is required under applicable law and is made pursuant to the terms of clause 5 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification hereunder, the Company shall pay all expenses (including reasonable attorneys' fees and disbursements) actually incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings).

8.   OTHER RIGHTS TO INDEMNIFICATION

     The indemnification and advancement of expenses (including attorneys' fees) provided by this Agreement shall not be deemed exclusive of and shall be in addition to any other right to which Indemnitee may now or in the future be entitled under any provision of the Company's bye-laws, any agreement, vote of shareholders, the Board or Disinterested Directors, provision of law or otherwise; provided, however, that: (a) this Agreement supersedes any other agreement (other than the Bye-laws of the Company) that has been entered into by the Company with Indemnitee which has as its principal purpose the indemnification of Indemnitee (for the avoidance of doubt it is intended by the parties


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     that the Indemnitee shall enjoy by this Agreement the greater benefit afforded by either of this agreement or the bye-laws) and (b) where the Company may indemnify Indemnitee pursuant to either this Agreement or the bye-laws of the Company, the Company may indemnify Indemnitee under either this Agreement or the bye-laws but Indemnitee shall, in no case, be indemnified by the Company in respect of any expense, liability or cost of any type for which payment is or has been actually made to Indemnitee under any insurance policy, indemnity clause, bye-law or agreement, except in respect of any excess beyond such payment.

9.   ATTORNEYS' FEES AND OTHER EXPENSES TO ENFORCE AGREEMENT

     In the event that Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual expenses for attorneys' fees and disbursements reasonably incurred by Indemnitee, provided that in bringing such action Indemnitee acted in good faith.

10.  LIMITATION OF INDEMNIFICATION

     Notwithstanding any other terms of this Agreement, nothing herein shall require the Company to indemnify Indemnitee against, or exempt Indemnitee from, any liability to the extent such liability results from Indemnitee's fraud or dishonesty in relation to the Company.

11.  LIABILITY INSURANCE

     To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer (including coverage after Indemnitee is no longer serving in a Corporate Status for acts and omissions occurring while Indemnitee was serving in a Corporate Status).

12.  DURATION OF AGREEMENT

     This Agreement shall apply with respect to Indemnitee's occupation of any of the position(s) described in sub-clause 3.1 of this Agreement prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, even though Indemnitee may have ceased to occupy such positions(s).


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13.  NOTICE OF PROCEEDINGS BY INDEMNITEE

13.1 Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding which may be subject to indemnification hereunder; provided, however, that the failure to so notify the Company will not relieve the Company from any liability it may have to Indemnitee except to the extent that such failure materially prejudices the Company's ability to defend such claim. With respect to any such Proceeding as to which Indemnitee notifies the Company of the commencement thereof:

     13.1.1 the Company will be entitled to participate therein at its own expense; and

     13.1.2 except as otherwise provided below, to the extent that it may wish (unless the Company fails to provide Indemnitee reasonable assurance of the Company's financial capacity to defend such proceeding and provide indemnification with respect to such proceeding), the Company will be entitled to assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof and after such approval of counsel by Indemnitee, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation and Indemnitee's reasonable costs as a participant in the Company's defense of such claim or as otherwise provided below. Indemnitee shall have the right to employ Indemnitee's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof and after approval of counsel by Indemnitee as set forth above shall be at the expense of Indemnitee and not subject to indemnification hereunder unless (a) the employment of counsel by Indemnitee has been authorized by the Company, (b) in the reasonable opinion of Indemnitee based on advice of counsel to Indemnitee there is an actual or potential conflict of interest between the Company and Indemnitee in the conduct of the defense of such Proceeding or (c) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases, subject to clause 10, the fees and expenses of counsel shall be at the expense of the Company.

13.2 Neither the Company nor Indemnitee shall settle any claim which may be subject to indemnification hereunder without the prior written consent of the other (which shall not be unreasonably withheld).

14.  NOTICES

     Any notice required to be given hereunder shall be in writing in the English language and shall be served by sending the same by registered mail, facsimile or by delivering the


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     same by hand to the address of the Party or Parties in question as set out below (or such other address as such Party or Parties shall notify the other Parties of in accordance with this clause). Any notice sent by registered mail as provided in this clause shall be deemed to have been served three Business Days after dispatch and any notice sent by facsimile as provided in this clause shall be deemed to have been served at the time of dispatch and in proving the service of the same it will be sufficient to prove in the case of a letter that such letter was properly stamped, addressed and placed in the mail for collection; and in the case of a facsimile that such facsimile was duly dispatched to a current facsimile number of the addressee.

     To the Company:

     RAM Holdings Ltd.
     RAM Re House
     46 Reid Street
     Hamilton HM 12
     Bermuda

     Attn: General Counsel and Secretary

     Fax: 441-296-6509

     Indemnitee:

     Name: __________________________

     Address: _______________________

     Fax: ___________________________

15.  MISCELLANEOUS

15.1 Notwithstanding the expiration or termination of this Agreement howsoever arising, such expiration or termination shall not operate to affect such of the provisions hereof as are expressed or intended to remain in full force and effect.

15.2 If any of the clauses, conditions, covenants or restrictions of this Agreement or any deed or document emanating from it shall be found by a court of competent jurisdiction or by a duly appointed arbitrator to be void but would be valid if some part thereof were deleted or modified, then such clause, condition, covenant or restriction shall apply with such deletion or modification as may be necessary to make it valid and effective so as to give effect as nearly as possible to the intent manifested by such clause, condition, covenant or restriction.


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15.3 This Agreement shall be binding upon the Company and its successors and assigns (including any transferee of all or substantially all of its assets and any successor or resulting company by merger, amalgamation or operation of law) and shall inure to the benefit of Indemnitee and Indemnitee's spouse, assigns, heirs, estate, devises, executors, administrators or other legal representatives.

15.4 This Agreement (together with any documents referred to herein) constitutes the whole agreement between the Parties relating to its subject matter and supersedes any prior arrangement (other than the Bye-laws of the Company) that has been entered into by the Company in favor of the Indemnitee that has as its principal purpose the indemnification of the Indemnitee by the Company.

15.5 No provision in this Agreement may be amended unless such amendment is agreed to in writing, signed by Indemnitee and by a duly authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision of this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by Indemnitee or a duly authorized officer of the Company, as the case may be.

15.6 The headings in this Agreement are inserted for convenience only and shall not affect the construction of this Agreement.

15.7 This Agreement may be executed in counterparts, each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

15.8 The terms and conditions of this Agreement and the rights of the Parties hereunder shall be governed by and construed in all respects in accordance with the laws of the Islands of Bermuda. The Parties to this Agreement hereby irrevocably agree that the courts of Bermuda shall have non-exclusive jurisdiction in respect of any dispute, suit, action, arbitration or Proceedings ("Agreement Proceedings"), which may arise out of or in connection with this Agreement and waive any objection to Agreement Proceedings in the courts of Bermuda on the grounds of venue or on the basis that the Agreement Proceedings have been brought in an inconvenient forum.


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     IN WITNESS WHEREOF, the undersigned, intending to be bound hereby, have duly executed this Agreement as of the date first written above.

In witness whereof the common       )
seal of the COMPANY was             )   ----------------------------------------
affixed hereto in the presence of   )   Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


SIGNED by                           )
INDEMNITEE                          )   ----------------------------------------
in the presence of:                 )   Name:
                                              ----------------------------------

Witness:
         ----------------------------
Name:
      -------------------------------


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